UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                October 31, 2005
                               ------------------

                            CompX International Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                        1-13905                    57-0981653
-------------------             ------------------          -----------------
  (State or other                  (Commission                 (IRS Employer
  jurisdiction of                  File Number)                Identification
  incorporation)                                                      No.)


 5430 LBJ Freeway, Suite 1700, Dallas, Texas                  75240-2697
----------------------------------------------               ------------
   (Address of principal executive offices)                   (Zip Code)


                                 (972) 448-1400
                                 --------------
              (Registrant's telephone number, including area code)


              (Former name or former address, if changed since last
                                    report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under  the
       Exchange  Act  (17  CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to  Rule 13e-4(c)  under  the
       Exchange  Act  (17  CFR  240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

         On October 31, 2005, the registrant entered into a Third Amendment to Credit Agreement (the "Amendment") dated October 31, 2005 by and among the registrant and certain of its wholly owned subsidiaries, namely CompX Security Products Inc., CompX Precision Slides Inc. and CompX Marine Inc., and certain banks and lending institutions, namely Wachovia Bank, National Association, Compass Bank and Comerica Bank (the "Lenders"). The Amendment amends the Credit Agreement dated January 22, 2003 by and among the registrant and the Lenders, as such agreement has been amended from time to time (the "Credit Agreement"). Effective September 30, 2005, the Amendment reduces the registrant's negative covenant regarding its Consolidated Net Worth (as defined in the Credit Agreement) so that the registrant's Consolidated Net Worth shall not, at any time, be less than $135,000,000. This description of the Amendment is qualified in its entirety by the actual terms of the Amendment filed as Exhibit 10.1 to this current report, which terms are incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

         (b) Exhibits

             Item No.      Exhibit Index
             ---------     -----------------------------------------------------

              10.1 Third Amendment to Credit Agreement entered into October 31, 2005 by and among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc. and CompX Marine Inc., Wachovia Bank, National Association, Compass Bank and Comerica Bank.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CompX International Inc.
                                        (Registrant)




                                        By:    /s/ Darryl R. Halbert
                                               ---------------------------
                                               Darryl   R.   Halbert,   Vice
                                               President, Chief Financial
                                               Officer and Controller




Date:  November 3, 2005

                                INDEX TO EXHIBIT


Exhibit No.       Description
-----------       --------------------------------------------------

10.1 Third Amendment to Credit Agreement entered into October 31, 2005 by and among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc. and CompX Marine Inc., Wachovia Bank, National Association, Compass Bank and Comerica Bank.